UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2026
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Allegheny Center
Nova Tower 2
Pittsburgh, Pennsylvania 15212
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
3920 Park Avenue
Edison, New Jersey 08820
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Rights to Purchase Units, each Unit consisting of one share of Common Stock and 0.4388 of a Warrant	EOSER	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Greg Nixon
On July 8, 2026, Greg Nixon resigned from his role as a preferred stock director of the Board of Directors (the “Board”) of Eos Energy Enterprises, Inc. (the “Company”), effective July 8, 2026, to devote more time to other business ventures. Nathaniel Fick will succeed Mr. Nixon as a preferred stock director of the Board, effective July 8, 2026.
Resignation and Appointment of Nathaniel Fick
On July 8, 2026, Nathaniel Fick resigned from his role as a Class III director of the Board, effective July 8, 2026, to accept an appointment as preferred stock director of the Board. Haiyan Song will succeed Mr. Fick as a Class III director of the Board, effective July 9, 2026.
On July 8, 2026, pursuant to the terms of the Series B Preferred Stock (as defined below) of the Company, the holder of the Series B- 1 Convertible Preferred Stock of the Company (“Series B-1 Preferred Stock”), Series B-2 Convertible Preferred Stock of the Company (“Series B-2 Preferred Stock”), Series B-3 Convertible Preferred Stock (“Series B-3 Preferred Stock”) and Series B-4 Convertible Preferred Stock of the Company (“Series B-4 Preferred Stock” and, collectively with Series B-1 Preferred Stock, Series B-2 Preferred Stock and Series B-3 Preferred Stock, “Series B Preferred Stock”) elected Mr. Fick to serve on the Board. Mr. Fick will continue to serve on the Nominating and Corporate Governance Committee.
Mr. Fick was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no transactions between the Company and Mr. Fick that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Fick will not be compensated for his services on the Board in accordance with the policies of his employer.
The Company has entered into an indemnification agreement with Mr. Fick on the same basis as each of the Company’s other directors. This agreement, among other things, requires the Company to indemnify its directors for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director in any action or proceeding arising out of their services as one of the Company’s directors or any other company or enterprise to which the person provides services at the Company’s request.
The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is incorporated by reference as Exhibit 10.1 hereto and incorporated by reference herein.
Appointment of Haiyan Song
On July 9, 2026, the Board appointed Haiyan Song, age 60, to the Board. Ms. Song will serve as a Class III director, and shall hold office until the Company’s 2029 annual meeting, or until her successor is elected and qualified.
Ms. Song was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no transactions between the Company and Ms. Song that would require disclosure under Item 404(a) of Regulation S-K.
Ms. Song will be compensated for her services on the Board in accordance with the Company’s Non-Employee Director Compensation Policy (“Director Compensation Policy”). Under the Director Compensation Policy, each Non-Employee director is eligible to receive (i) an annual cash retainer equal to $50,000, payable in equal quarterly installments in arrears, and (ii) an annual equity-based retainer (the “Equity Retainer”) with a value of $150,000. The Equity Retainer consists entirely of restricted stock units with the number of restricted stock units determined using the 10-day weighted average price per share of our common stock. The Equity Retainer vests, subject to continued service, on the earlier of (i) the one-year anniversary of the grant date and (ii) immediately prior to the date of the next annual stockholders meeting of the Company following the grant date (with accelerated vesting upon a change in control).
The Company has entered into an indemnification agreement with Ms. Song on the same basis as each of the Company’s other directors. This agreement, among other things, requires the Company to indemnify its directors for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director in any action or proceeding arising out of their services as one of the Company’s directors or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is incorporated by reference as Exhibit 10.1 hereto and incorporated by reference herein.
Item 8.01 Other Events.
On July 9, 2026, the Company issued a press release announcing the appointments and resignations described in Item 5.02. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

10.1	Form of Indemnification Agreement for directors (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed by Eos Energy Enterprises, Inc. on November 20, 2020).
99.1	Press release of Eos Energy Enterprises, Inc., dated July 9, 2026
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: July 9, 2026	By:	/s/ Alessandro Lagi
		Name:	Alessandro Lagi
		Title:	Chief Financial Officer
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